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                                     REALTY
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                                     SHARES
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                                    PORTFOLIO
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                                QUARTERLY REPORT


                                  JUNE 30, 2000

                                   ADVISED BY:

                              CLARION [BULLET] CRA

                               S E C U R I T I E S

                                  [blank page]

Letter to Our Shareholders
--------------------------

We present the attached report for the portfolio managed on your behalf by Clarion o CRA Securities for the quarter ended June 30, 2000. The report includes our assessment of factors influencing the performance of real estate securities during the second quarter and our outlook for the next quarter. We would be happy to answer any questions you may have about it.

PERFORMANCE:
------------
The following table presents performance for the portfolio relative to several indices. The portfolio outperformed the real estate securities indices for the month of June, the quarter, year-to-date, the trailing twelve months, and since inception.

--------------------------------------------------------------------------------
                                                                        SINCE
                                   JUNE    TRAILING   YEAR TO   ONE   INCEPTION1
                                   2000     3 MO.      DATE     YEAR   01/01/97
--------------------------------------------------------------------------------
CRA Realty Shares Portfolio        4.32     13.14      16.21    6.49     4.52
Wilshire R.E. Securities           3.37     12.07      15.21    4.46     2.85
NAREIT - Equity REITs              2.57     10.54      13.19    3.03     1.98
S&P 500  (Large Co. Stocks)        2.47     -2.66      -0.43    7.24    23.05
Russell 2000 (Small Co. Stocks)    8.72     -3.78       3.03   14.33    12.06
Lehman Gov't/Corp. Bonds           2.04      1.45       4.16    4.29     5.96
--------------------------------------------------------------------------------
   1 Annualized

Real estate securities delivered double-digit returns for the quarter as other stocks fell. During the second quarter, the S&P 500 index fell 2.6%, and the Russell 2000 index of smaller company stocks fell 4%. The NASDAQ index of technology stocks, despite a June bounce, fell 13% for the quarter.

Is The REIT Rally Over?
-----------------------
The real estate indices are up 14% - 15% so far in 2000, matching the returns expected for the entire year by many analysts at the start of the year. Naturally, some investors are asking whether REITs will fade as they did in the second half of 1999. For several reasons outlined below, we think REITs will continue to deliver positive returns from here.

o PRICE MULTIPLE IS STILL LOW: In our annual review and outlook, we examined the dramatic multiple contraction that has occurred over the last two years. From 1997 to 1999, REITs experienced a dramatic multiple contraction of over 40%, from 12.4 times to 7.3 times forward earnings (measured as FFO). Thus far in 2000, the multiple has expanded 7% - 8% to approximately 8 times forward earnings, which is still far below the long term average multiple of 13.3 and the recession low multiple of 10.4 seen in late 1990.

o DIVIDEND AND EARNINGS YIELDS STILL HIGH: The average dividend yield is still over 7.5%, which compares favorably to the 6.0% yield on 1-year Treasury notes. The average cash flow earnings yield is 12.5%. The spread or difference between the REIT earnings yield and the 10-year Treasury note yield of 6.5% is more than double the average spread observed in the 1990's of approximately 3.0%.

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                                        1

o REAL ESTATE IS STILL CHEAPER ON WALL STREET: The average company's stock price still represents about a 12% discount to CRA's estimate of the Net Asset Value
(NAV) or estimated private market value of its properties per share after adjusting for debt and other assets and liabilities. Typically, REITs over the last 10 - 15 years have traded at or slightly above NAV.

o REAL ESTATE FUNDAMENTALS REMAIN SOLID: Given a still expanding economy and moderating new construction starts in virtually all property types, the outlook for real estate markets is still very good. Higher interest rates have contributed to a decline in new construction starts.

o NO STOCK OFFERINGS YET IN 2000!: Contributing to the poor performance of REITs in 1998-99 was the glut of stock created by the huge surge of equity offerings in 1997 and early 1998. As shown in the graph below, there have been no offerings this year which, coupled with the plethora of active company stock buy-back programs, has helped shrink the oversupply of REIT shares.

                              REIT EQUITY OFFERINGS
                                   1993 - 2000

                               [bar chart omitted]
                              plot points follows:

1993         $12.7
1994         $10.2
1995          $6.2
1996          $9.3
1997         $22.0
1998         $12.2
1999          $4.4
2000 ytd*     $0.0

Source: Merrill Lynch (includes common stock, unit investment trusts, and convertible preferred stock offerings)
         * As of June 30, 2000

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                                        2

LANDSCAPE CHANGES
-----------------
More than anytime before in the last three years, the dispersion of pricing multiples within the REIT group has widened. During 1998-99, there was very little separation between the best and worst companies. As shown in the following chart, this has begun to change:

                           HIGH       MEDIUM      LOW        SPREAD OF
  PROPERTY TYPE          MULTIPLE    MULTIPLE   MULTIPLE    HIGH/LOW (%)
--------------------------------------------------------------------------
  HealthCare               8.5         6.0        2.3          73%
--------------------------------------------------------------------------
  Shopping Centers        11.0         9.1        4.6          58
--------------------------------------------------------------------------
  Office                  14.7        10.6        6.2          58
--------------------------------------------------------------------------
  Malls                   10.7         8.4        5.4          49
--------------------------------------------------------------------------
  Hotels                   9.2         6.6        4.9          47
--------------------------------------------------------------------------
  Apartments              12.5        11.1        8.7          30
--------------------------------------------------------------------------
  Industrial              13.7        11.1        9.5          30
--------------------------------------------------------------------------
  Storage                  9.9         9.2        7.7          22
--------------------------------------------------------------------------
  Manufactured Homes      11.6        11.5       11.4           2
--------------------------------------------------------------------------

As we predicted, the increased separation has given rise to an increase in mergers and acquisitions and going-private transactions. In May, Bradley Real Estate announced it was selling itself to a private REIT at a price approximately equal to estimated NAV and a 15% - 20% premium to where the stock had been trading. Pacific Gulf Properties announced in June that it was selling the bulk of its properties (industrial and apartment holdings) and would make a special dividend distribution with the proceeds later this year. The distribution, estimated to be $26 - $28 per share, represents a 15% - 20% premium to where the stock had traded. Finally, in the last week of June, Mack-Cali and Prentiss Properties announced a proposed merger whereby the complementary portfolios and management teams of these two medium-sized office and industrial REITs would be potentially combined to form a nearly $6 billion national company. Though the initial reaction from analysts and investors was negative because Mack-Cali used its discounted stock to pay close to NAV for Prentiss, CRA believes that this combination creates a larger platform for growth than either of the companies had as independents. As long as large multiple spreads persist, we expect to see more of these types of transactions.

Despite conventional wisdom to the contrary, we continue to see wide deviation in performance across property types as shown in the following table.

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                                        3

                      WILSHIRE REAL ESTATE SECURITIES INDEX
                   PERFORMANCE BY PROPERTY TYPE AS OF 6/30/00
-----------------------------------------------------------------------------
                            2ND           YEAR-TO-            2000
  PROPERTY TYPE           QUARTER           DATE              RANK
-----------------------------------------------------------------------------
  Hotels                   18.9%            25.1%             1
-----------------------------------------------------------------------------
  Office                   12.8             17.9              2
-----------------------------------------------------------------------------
  Apartments               12.8             14.8              4
-----------------------------------------------------------------------------
  Diversified              12.6             16.4              3
-----------------------------------------------------------------------------
  Mfr. Homes               12.0              8.1              8
-----------------------------------------------------------------------------
  Industrial               11.2             13.9              5
-----------------------------------------------------------------------------
  Shopping Centers         10.0              9.9              7
-----------------------------------------------------------------------------
  Outlet Centers            8.8             -9.0             10
-----------------------------------------------------------------------------
  Storage                   5.7              4.9              9
-----------------------------------------------------------------------------
  Malls                     5.5             11.2              6
-----------------------------------------------------------------------------
  Total Index              12.1%            15.2%
-----------------------------------------------------------------------------

Our overweighted positions in office and apartments and underweighting in storage and malls helped the portfolio's relative performance during the quarter. The decision to increase the weighting in hotels earlier this year was also timely.

For the reasons described in this report, we continue to have a very positive and constructive view of the return potential for an actively managed portfolio of real estate company stocks. Though it continues to be impossible to predict the market in the short run, we believe that the combination of a 7% - 8% dividend yield and projected yearly earnings growth of 7% - 8% for the next 12 to 36 months creates a reasonable basis to expect annual returns in the low- to mid-teens.

As always, we appreciate your continued faith and confidence.

Sincerely,

Clarion CRA Securities

/s/ T. RITSON FERGUSON              /s/ KENNETH D. CAMPBELL

T. Ritson Ferguson                  Kenneth D. Campbell
Co-Portfolio Manager                Co-Portfolio Manager

*The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth less than their original cost. This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing or sending money. The CRA Realty Shares Portfolio, a portfolio of the Advisors' Inner Circle Fund, is distributed by SEI Investments Distributions Co., Oaks, PA 19456.

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                                       4

Schedule of Investments
-------------------------
June 30, 2000 (Unaudited)

                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ----------        ------
EQUITIES                                 (98.18%)

         INDUSTRIAL                       (6.74%)
         AMB Property Corp.                           111,700        $ 2,548,156
         Mission West Properties Inc.                  94,400            991,200
         Prologis Trust                                35,400            754,463
                                                                     -----------
                                                                       4,293,819
                                                                     ===========

         INDUSTRIAL/OFFICE MIX            (9.43%)
         Duke-Weeks Realty Corp.                      141,100          3,157,112
         Liberty Property Trust                       110,000          2,853,125
                                                                     -----------
                                                                       6,010,237
                                                                     ===========

         OFFICE                          (33.18%)
         Arden Realty Inc.                             96,100          2,258,350
         Brandywine Realty Trust                       96,900          1,853,212
         CarrAmerica Realty Trust                     115,500          3,060,750
         Equity Office Properties Trust               124,657          3,435,859
         Highwoods Properties Inc.                    100,300          2,407,200
         Kilroy Realty Corp.                           90,200          2,339,562
         Prentiss Properties Trust                    129,400          3,105,600
         Spieker Properties                            58,400          2,686,400
                                                                     -----------
                                                                      21,146,933
                                                                     ===========

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                                        5

--------------------------------------------------------------------------------
JUNE 30, 2000 (UNAUDITED)

                                                        NUMBER
                                                       OF SHARES        VALUE
                                                      ----------       ------

       RESIDENTIAL: APARTMENTS                (26.05%)
       Apartment Investment & Management Co.              60,900     $ 2,633,925
       AvalonBay Communities Inc.                         77,168       3,221,764
       BRE Properties                                     78,100       2,255,137
       Camden Property Trust                              75,100       2,206,063
       Equity Residential Properties Trust                76,500       3,519,000
       Post Properties Inc.                               62,800       2,763,200
                                                                     -----------
                                                                      16,599,089
                                                                     ===========

       RESIDENTIAL: HOTELS                     (5.71%)
       Host Marriott Corp.                               102,400         960,000
       Starwood Hotels & Resorts Worldwide*               82,157       2,675,237
                                                                     -----------
                                                                       3,635,237
                                                                     ===========

       RETAIL: MALLS                           (6.78%)
       General Growth Properties Inc.                     52,300       1,660,525
       Simon Property Group Inc.                          60,228       1,336,309
       Urban Shopping Centers                             39,300       1,323,919
                                                                     -----------
                                                                       4,320,753
                                                                     ===========

       RETAIL: SHOPPING CENTERS               (10.29%)
       Bradley Real Estate Inc.                           55,800       1,189,238
       Developers Diversified Realty Corp.                82,000       1,224,875
       Kimco Realty Corp.                                 45,700       1,873,700
       Regency Realty Corp.                               95,600       2,270,500
                                                                     -----------
                                                                       6,558,313
                                                                     ===========

         TOTAL EQUITIES (Cost $55,388,504)                            62,564,381
                                                                     ===========

* REAL ESTATE OPERATING COMPANY (REOC)

--------------------------------------------------------------------------------
                                        6

SCHEDULE OF INVESTMENTS -- (CONCLUDED)
--------------------------------------------------------------------------------
JUNE 30, 2000 (UNAUDITED)

                                                          PAR           VALUE
                                                         -----          -----

REPURCHASE AGREEMENT                           (2.49%)
      Morgan Stanley Tri-Party Repo, 6.25%,
        dated 6/30/00, matures 07/03/00,
        repurchase price $1,589,052 (collateralized
        by a U.S. Treasury Instrument, par value
        $1,604,446, matures 01/15/10, market
        value $1,634,766)                                $1,589,052  $ 1,589,052
                                                                     -----------

      TOTAL REPURCHASE AGREEMENT (Cost $1,589,052)                     1,589,052
                                                                     -----------

      TOTAL INVESTMENTS (COST $56,977,556)   (100.67%)                64,153,433
                                            =========                ===========
      OTHER ASSETS AND LIABILITIES            (-0.67%)                 (426,812)
                                            ---------                -----------
      NET ASSETS (Equivalent to $9.36 per
      share based on 6,807,843 shares of
      capital stock outstanding)              (100.0%)               $63,726,621
                                            =========                ===========

FINANCIAL HIGHLIGHTS*
---------------------
                                                                 Net Asset Value
                                                Total Net Assets    Per Share
                                                ----------------
NET ASSET VALUE:
      Beginning of Period: 3/31/00                      $54,394,693       $8.40
       Net Investment Income                 $923,500               $0.14
       Net Realized and Unrealized Gain
        on Investments                      6,459,143                0.96
      Distributions from Net Investment
        Income                               (978,968)              (0.14)

      Capital Stock Shares
       Sold                                 3,839,265
       Distributions Reinvested               688,410
       Redeemed                            (1,599,422)

       Net Increase in Net Asset Value                    9,331,928        0.96

       End of Period: 6/30/00                           $63,726,621       $9.36

* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

--------------------------------------------------------------------------------
                                        7

                                      Notes

--------------------------------------------------------------------------------

                                  [blank page]

FUND:

THE ADVISORS' INNER CIRCLE FUND

PORTFOLIO:
CRA REALTY SHARES PORTFOLIO

ADVISER:
CLARION CRA SECURITIES

DISTRIBUTOR:
SEI INVESTMENTS DISTRIBUTION CO.

ADMINISTRATOR:
SEI INVESTMENTS MUTUAL FUNDS SERVICES

TRANSFER AGENT:
DST SYSTEMS, INC.

LEGAL COUNSEL:
MORGAN, LEWIS & BOCKIUS LLP

INDEPENDENT PUBLIC ACCOUNTANTS:
ARTHUR ANDERSEN LLP

FOR MORE INFORMATION ON THE FUND, PLEASE CALL 1 (888)712-1103.

JUNE 30, 2000

CRA-M-006-14


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